Prospectus supplement dated September 23, 2021
to the following prospectus(es):
BOA Advisor Variable Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	Effective on or about September 24, 2021, the following underlying mutual fund is no longer available to receive transfers or new purchase payments. The underlying mutual fund is removed from the bulleted list on the cover of the prospectus and Appendix A: Underlying Mutual Fund Information:
•	Nationwide Variable Insurance Trust – NVIT Wells Fargo Discovery Fund: Class II
Accordingly, Appendix A: Underlying Mutual Fund Information is amended as follows:
Nationwide Variable Insurance Trust – NVIT Wells Fargo Discovery Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective September 24, 2021
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Wells Capital Management, Inc.
Investment Objective:	The Fund seeks long-term capital growth. The fund invests at least 80% of its net assets in equity securities issued by small- and medium-sized companies with market capitalization similar to those of companies included in the Russell 2500 index.
PROS-0560
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